                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                       ---------------------------------------

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported):
                                    June 9, 1998



                          CLARION COMMERCIAL HOLDINGS, INC.

                (Exact name of registrant as specified in its charter)


         MARYLAND                   001-14167               13-398895

(State or other jurisdiction    (Commission File        (I.R.S. Employer
      of incorporation)              Number)          Identification Number)


                     335 MADISON AVENUE, NEW YORK, NEW YORK 10017
             (Address of principal executive offices including zip code)


                                    (212) 883-2500
                            (Registrant's telephone number
                                 including area code)

ITEM 5.   OTHER EVENTS

     The news release of Clarion Commercial Holdings, Inc. dated June 9, 1998, regarding its June 2, 1998 purchase of $201 million in commercial real estate investments from Clarion Capital LLC, is incorporated by reference herein, and is attached and filed herewith as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits

          The following exhibit is filed as part of this report:

          (99.1) News release of Clarion Commercial Holdings, Inc. dated
                 June 9, 1998.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    CLARION COMMERCIAL HOLDINGS, INC.
                              (Registrant)



Date:     June 10, 1998       By: /s/ Daniel Heflin
                                 -------------------------------------
                                 Daniel Heflin
                                 Chief Executive Officer and President

                                    EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1      The news release of Clarion Commercial Holdings, Inc. dated
          June 9, 1998.